Exhibit No. 24

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David C. McCourt do make, constitute and appoint Donald P. Cawley, Executive Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2003, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 25th day of February, 2004.

/s/ David C. McCourt (SEAL)

David C. McCourt

Witness:

/s/ Raymond B. Ostroski

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, James Q. Crowe do make, constitute and appoint Donald P. Cawley, Executive Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2003, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 15th day of March, 2004 .

/S/ JAMES Q. CROWE (SEAL)

James Q. Crowe

Witness:

/s/ Neil J. Eckstein

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Michael J. Mahoney do make, constitute and appoint Donald P. Cawley, Executive Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2003, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 25th day of February, 2004.

/s/ Michael J. Mahoney (SEAL)

Michael J. Mahoney

Witness:

/s/ Raymond B. Ostroski

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Frank M. Henry do make, constitute and appoint Donald P. Cawley, Executive Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2003, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 25 day of February, 2004.

/s/ Frank M. Henry (SEAL)

Frank M. Henry

Witness:

/s/ Raymond B. Ostroski

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Richard R. Jaros do make, constitute and appoint Donald P. Cawley, Executive Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2003, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 25th day of February, 2004.

/s/ Richard R. Jaros (SEAL)

Richard R. Jaros

Witness:

/s/ Raymond B. Ostroski

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Daniel E. Knowles do make, constitute and appoint Donald P. Cawley, Executive Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2003, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 25 day of February, 2004.

/s/ Daniel E. Knowles (SEAL)

Daniel E. Knowles

Witness:

/s/ Raymond B. Ostroski

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David C. Mitchell do make, constitute and appoint Donald P. Cawley, Executive Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2003, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 25th day of February, 2004.

/s/ David C. Mitchell (SEAL)

David C. Mitchell

Witness:

/s/ Raymond B. Ostroski

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eugene Roth do make, constitute and appoint Donald P. Cawley, Executive Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2003, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 25th day of February, 2004.

/s/ Eugene Roth (SEAL)

Eugene Roth

Witness:

/s/ Raymond B. Ostroski

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Walter Scott, Jr. do make, constitute and appoint Donald P. Cawley, Executive Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2003, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 25th day of February, 2004.

/s/ Walter Scott, Jr. (SEAL)

Walter Scott, Jr.

Witness:

/s/ Raymond B. Ostroski

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John J. Whyte do make, constitute and appoint Donald P. Cawley, Executive Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2003, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 25 day of February, 2004.

/s/ John J. Whyte (SEAL)

John J. Whyte

Witness:

/s/ Raymond B. Ostroski